UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007 (September 18, 2007)

ASIA AUTOMOTIVE ACQUISITION CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	333-127755	20-3022522
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN	48009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 593-8330

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ASIA AUTOMOTIVE ACQUISITION CORPORATION
Filing Date: September 18, 2007

Item 8.01. OTHER EVENTS

Stockholder Presentation

Asia Automotive Acquisition Corporation (“AAAC”) intends to commence holding presentations for its stockholders regarding its proposed acquisition of Hunan TX Enterprise Co. Ltd. (“TX”), as described in AAAC’s Current Reports on Form 8-K dated July 25, 2007, and August 13, 2007. The presentation is attached as Exhibit 99.2 and is incorporated by reference herein.

AAAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of AAAC stockholders to be held to approve the acquisition of TX. AAAC stockholders are advised to review AAAC’s preliminary proxy statement and definitive proxy statement, when available, in connection with AAAC’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

David J. Brophy
Asia Automotive Acquisition Corporation,
199 Pierce Street, Suite 202
Birmingham, Michigan 48009.

The preliminary proxy statement and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated September 18, 2007

99.2 Presentation dated September 18, 2007

ASIA AUTOMOTIVE ACQUISITION CORPORATION
Filing Date: September 18, 2007

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2007

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
William R. Herren
Chairman

By: /s/ Rudy Wilson
Rudy Wilson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 18, 2007

99.2	Presentation dated September 18, 2007

3